                                    EXHIBIT 99.1





                            CARIBBEAN AIR SERVICES, INC.
                           (A WHOLLY-OWNED SUBSIDIARY OF
                         AMERTRANZ WORLDWIDE HOLDING CORP.)
                             Greensboro, North Carolina


                                FINANCIAL STATEMENTS
                                 December 31, 1997

                            CARIBBEAN AIR SERVICES, INC.
          (A Wholly-Owned Subsidiary of Amertranz Worldwide Holding Corp.)

                                FINANCIAL STATEMENTS
                                 December 31, 1997



                                      CONTENTS





REPORT OF INDEPENDENT AUDITORS. . . . . . . . . . . . . . . . . . . .      1


FINANCIAL STATEMENTS

     BALANCE SHEET.  . . . . . . . . . . . . . . . . . . . . . . . . .     2

     STATEMENT OF INCOME . . . . . . . . . . . . . . . . . . . . . . .     3

     STATEMENT OF STOCKHOLDER'S EQUITY . . . . . . . . . . . . . . . .     4

     STATEMENT OF CASH FLOWS . . . . . . . . . . . . . . . . . . . . .     5

     NOTES TO FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . .     6

                           REPORT OF INDEPENDENT AUDITORS

Board of Directors and Stockholder
Caribbean Air Services, Inc.
Greensboro, North Carolina

We have audited the accompanying balance sheet of Caribbean Air Services, Inc. (a wholly-owned subsidiary of Amertranz Worldwide Holding Corp.) as of December 31, 1997 and the related statements of income, stockholder's equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Caribbean Air Services, Inc. as of December 31, 1997 and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

                                   Crowe, Chizek and Company LLP

Oak Brook, Illinois
June 5, 1998

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                                BALANCE SHEET
                               December 31, 1997


-------------------------------------------------------------------------------

ASSETS
Current assets
     Cash and cash equivalents                                     $350,165
     Accounts receivable, net of allowance for doubtful
       accounts of $87,240                                        7,117,501
     Accounts receivable - related party (Note 5)                   150,663
     Miscellaneous receivables                                      230,771
     Prepaid expenses                                                39,847
                                                                 ----------
          Total current assets                                    7,888,947

Property and equipment, at cost
     Ground support equipment                                       220,167
     Office furniture and equipment                                 143,555
                                                                 ----------
                                                                    363,722
     Less accumulated depreciation                                   73,893
                                                                 ----------
                                                                    289,829

Other assets                                                        124,650
                                                                 ----------

                                                                 $8,303,426
                                                                 ----------
                                                                 ----------

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities
     Revolving loan due to affiliate (Note 3)                      $826,075
     Borrowings under line of credit (Note 2)                       239,319
     Accounts payable - Tradewinds (Note 5)                       1,355,598
     Other accounts payable                                         930,308
     Accrued liabilities                                          2,183,330
                                                                 ----------
          Total current liabilities                               5,534,630

Stockholder's equity
     Common stock, $.01 par value; authorized, issued
       and outstanding 100 shares                                         1
     Additional paid-in capital                                      83,524
     Retained earnings                                            2,685,271
                                                                 ----------
          Total stockholder's equity                              2,768,796
                                                                 ----------

                                                                 $8,303,426
                                                                 ----------
                                                                 ----------

-------------------------------------------------------------------------------
                  See accompanying notes to financial statements.

                                                                             2.

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                             STATEMENT OF INCOME
                        Year ended December 31, 1997
-------------------------------------------------------------------------------

                                                                  %  of
                                                    Amount        Revenue
                                                 -----------    ----------
OPERATING REVENUE                                $47,115,774        100.00%

Cost of transportation                            36,854,123         78.22
                                                 -----------    ----------

GROSS PROFIT                                      10,261,651         21.78

Selling, general, and administrative expenses      6,015,784         12.77
                                                 -----------    ----------

OPERATING INCOME                                   4,245,867          9.01

Other income (expense)
     Interest expense (Note 5)                      (172,065)         (.36)
     Interest income                                  30,019           .06
     Other                                           (33,866)         (.07)
                                                 -----------    ----------
                                                    (175,912)         (.37)
                                                 -----------    ----------

INCOME BEFORE INCOME TAXES                         4,069,955          8.64

Provision for income taxes (Note 7)                1,605,881          3.41
                                                 -----------    ----------

NET INCOME                                        $2,464,074          5.23%
                                                 -----------    ----------
                                                 -----------    ----------

-------------------------------------------------------------------------------
                  See accompanying notes to financial statements.

                                                                             3.

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                       STATEMENT OF STOCKHOLDER'S EQUITY
                          Year ended December 31, 1997
-------------------------------------------------------------------------------

                                  Common Stock
                            --------------------------    Additional
                               Shares                       Paid-in        Retained
                             Outstanding       Amount       Capital        Earnings        Total
                            ------------   ------------   ------------   ------------   ------------
Balance at
  January 1, 1997                    100   $          1    $    83,524   $  1,927,685   $  2,011,210

Net distribution to parent             -              -              -     (1,706,488)    (1,706,488)

Net income                             -              -              -      2,464,074      2,464,074
                            ------------   ------------   ------------   ------------   ------------

Balance at
  December 31, 1997                  100   $          1   $     83,524   $  2,685,271   $  2,768,796
                            ------------   ------------   ------------   ------------   ------------
                            ------------   ------------   ------------   ------------   ------------

-------------------------------------------------------------------------------
                  See accompanying notes to financial statements.

                                                                             4.

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                            STATEMENT OF CASH FLOWS
                         Year ended December 31, 1997

-------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                  $2,464,074
     Adjustments to reconcile net income to net cash
       provided by operating activities
          Depreciation                                               34,386
          Bad debt expense                                           54,000
          Changes in assets and liabilities
               Receivables                                       (2,711,251)
               Prepaid expenses and other assets                    (14,555)
               Accounts payable - Tradewinds                        837,406
               Other accounts payable                               516,071
               Accrued liabilities                                1,263,517
               Due from parent                                    1,309,639
                                                                -----------
                    Net cash provided by operating activities     3,753,287

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchases of property and equipment                           (210,792)
                                                                -----------
          Net cash used in investing activities                    (210,792)

CASH FLOWS FROM FINANCING ACTIVITIES
     Payments on revolving loan due to affiliate                 (3,566,264)
     Net borrowings on line of credit                               239,319
                                                                -----------
          Net cash used in financing activities                  (3,326,945)
                                                                -----------

Net increase in cash and cash equivalents                           215,550

Cash and cash equivalents at beginning of year                      134,615
                                                                -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR                           $350,165
                                                                -----------
                                                                -----------
Supplemental schedule of noncash financing activities
     Reduction of related party receivables, net of payable
       accounted for as a distribution to parent                 $3,086,488
     Reduction in federal income tax liability accounted for
       as a contribution from parent                              1,380,000

Supplemental disclosure of cash flow information
     Cash paid during the year for
          Interest                                               $    3,776
          Income taxes paid to state tax authorities                158,442

-------------------------------------------------------------------------------
                  See accompanying notes to financial statements.
                                                                             5.

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997

-------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

COMPANY BACKGROUND: In January 1996, Amertranz Worldwide Holding Corp. ("Holding") and Caribbean Air Services, Inc. (the "Company") were incorporated in the state of Delaware. Effective February 7, 1996, Holding concluded an asset exchange agreement with TIA, Inc. ("TIA"); its 51% owned subsidiary, Caribbean Freight System, Inc. ("CFS"); Amertranz Worldwide, Inc. ("Amertranz"); and the stockholders and convertible note holders of Amertranz. As part of this transaction, Holding received (i) all of the issued and outstanding stock of Amertranz, (ii) $1,379,110 in convertible notes of Amertranz, and (iii) the freight forwarding business of TIA and CFS.
 Holding then contributed the freight forwarding business of TIA and CFS to the Company in February 1996 in return for all of the issued and outstanding shares of the Company. TIA and CFS received a $10,000,000 promissory note in addition to 2,100,000 shares of common stock in Holding.

DESCRIPTION OF BUSINESS: The Company operates an air freight forwarding business primarily serving the eastern half of the United States, Puerto Rico, and the Dominican Republic.

REVENUE RECOGNITION: The Company is involved in brokering air cargo services for freight flown between the United States, Puerto Rico, and the Dominican Republic. Revenues and related direct costs are recognized when the shipments of cargo are completed. Monthly provision is made for doubtful receivables, discounts, returns, and allowances.

CASH AND CASH EQUIVALENTS: Cash at December 31, 1997 includes $465,000 of overnight repurchase agreements.

PROPERTY AND EQUIPMENT: Property and equipment are depreciated using the straight-line method over the estimated useful lives of the assets of three to five years.

INCOME TAXES: The operations of the Company are included in the consolidated federal income tax return of Holding, and accordingly, federal income taxes allocated to the Company are computed on a separate return basis for the year ended December 31, 1997.

Deferred tax assets and liabilities are recognized under the asset and liability method for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

-------------------------------------------------------------------------------
                                    (Continued)
                                                                              6.

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997

-------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - BORROWINGS UNDER LINE OF CREDIT

The Company and certain of its affiliates have entered into a line of credit agreement (referred to as Accounts Receivable Management and Security Agreement) with BNY Financial Corporation. The line is secured by all assets of the Company and bears interest at the prime rate plus 2%. At December 31, 1997, the Company's portion of the outstanding borrowings were $239,319.

NOTE 3 - REVOLVING LOAN DUE TO AFFILIATE

The Company has received advances under a secured revolving loan agreement from TIA and CFS. The balance at December 31, 1997 of $826,075 includes accrued interest of $325,321. The revolving loan bears interest at the greater of 12% (1% per month) or the prime rate plus 4%.

The revolving loan is secured by a first priority lien on all of the issued and outstanding shares of the Company and a lien on all of the assets of Holding and the Company.

NOTE 4 - LEASES

The Company is obligated under operating leases for equipment and warehouse space which expire between 1998 and 2002. The company also leases warehouse space on a month-to-month basis.

The following is a schedule by year of the future minimum rental payments under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1997:

           1998              $182,726
           1999               178,838
           2000                88,841
           2001                82,170
           2002               102,713
                             --------

                             $635,288
                             --------
                             --------

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                                    (Continued)
                                                                              7.

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997

-------------------------------------------------------------------------------

NOTE 4 - LEASES (Continued)

Rent expense was $507,307 for the year ended December 31, 1997.

Under the terms of a cargo aircraft charter agreement with Tradewinds Airlines, Inc. ("Tradewinds"), a subsidiary of Tradewinds Acquisition Corporation, an entity related through common stockholders, the Company has exclusive rights until June 30, 1998 to the use of a leased L-1011 freighter aircraft. On May 18, 1998, this agreement was extended through June 30, 2000. While the Company is guaranteed the use of the L-1011 aircraft as needed, it pays only for actual use of the aircraft with a minimum annual usage requirement of 2,400 hours at a rate of $2,800 per hour resulting in an annual minimum commitment of $6,720,000. Total transportation costs purchased from Tradewinds related to this agreement amounted to $20,153,938 for the year ended December 31, 1997.

NOTE 5 - RELATED PARTIES

The following is a summary of transactions with related parties for 1997.

AMERTRANZ WORLDWIDE HOLDING CORP. ("HOLDING")
     (Parent company)

          Payable to Holding, beginning of year                 $           -
          Advances from Holding                                     1,476,748
          Reduction of payable, treated as capital
            contribution from parent                                1,476,748
          Payable to Holding, end of year                                   -

AMERTRANZ WORLDWIDE, INC. ("AMERTRANZ")
     (Direct subsidiary of Holding)

Accounts receivable from Amertranz, beginning of year           $     356,807
          Sales to Amertranz                                          561,894
          Receipts from Amertranz                                     222,681
          Reduction of receivable, treated as
            distribution to parent                                    696,020
          Accounts receivable from Amertranz, end of year                   -

          Miscellaneous receivable from Amertranz,
            beginning of year                                       2,659,320
          Payments to carriers on behalf of Amertranz                  36,000
          Charges to Amertranz for liability to carriers
          for future payments                                          68,161
          Advances to Amertranz                                     1,101,235
          Charges to Amertranz for accounting services
            provided                                                    2,500
          Reduction of receivable treated as distribution
            to parent                                               3,867,216
          Miscellaneous receivable from Amertranz, end of year              -

-------------------------------------------------------------------------------
                                    (Continued)
                                                                              8.

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997

-------------------------------------------------------------------------------

NOTE 5 - RELATED PARTIES (Continued)

TARGET AIRFREIGHT, INC. ("TARGET")
     (Direct subsidiary of Holding)

          Account receivable from Target, beginning of year     $         549
          Sales to Target                                             239,147
          Payments from Target                                         89,033
          Accounts receivable from Target, end of year                150,663

          Miscellaneous payable to Target included in accrued
            liabilities                                                 8,219

TIA, INC. ("TIA")
     (30% owner of Holding)

          Revolving loan due to Tia, beginning of the year      $   4,067,018
          Principal payments to Tia                                 3,566,264
          Revolving loan due to Tia, end of the year                  500,754

          Accrued interest to Tia, beginning of the year              247,367
          Interest expense related to Tia debt                         77,954
          Interest payments to Tia                                          -
          Accrued interest to Tia, end of the year                    325,321


The revolving loan and accrued interest are included in the caption "Revolving loan due to affiliate."

TRADEWINDS AIRLINES, INC. ("TRADEWINDS")
     (Indirect subsidiary of Tia)

          Payable to Tradewinds, beginning of the year          $     518,192
          Purchases from Tradewinds                                20,153,938
          Payments to Tradewinds                                   19,316,532
          Charges to Tradewinds for accounting services provided       68,640
          Charges to Tradewinds for hangar space                       36,194
          Payments from Tradewinds                                    104,834
          Payable to Tradewinds, end of the year                    1,355,598

-------------------------------------------------------------------------------
                                    (Continued)
                                                                              9.

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997

-------------------------------------------------------------------------------
NOTE 6 - SUPPLIER AND CREDIT CONCENTRATION

The Company charters the flight operations of an L-1011 from one supplier, Tradewinds. Although there are a limited number of companies that charter or lease L-1011 aircraft, management believes that other suppliers could provide similar services on comparable terms. A change in suppliers, however, could cause a delay in the air cargo operations and a possible loss of sales, which would affect operating results adversely.

The air cargo industry is impacted by the general economy. Changes in the marketplace of this industry may significantly affect management's estimates and the Company's performance.

Most of the Company's customers are located primarily in the eastern half of the United States, Puerto Rico, and the Dominican Republic. No single customer accounted for more than 10% of sales for the year ended December 31, 1997. The Company estimates an allowance for doubtful accounts based on the credit worthiness of its customers as well as general economic conditions. Consequently, an adverse change in those factors could affect the Company's estimate of its bad debts.

NOTE 7 - INCOME TAXES

Income tax expense for the year ended December 31, 1997 consists of:

     Federal, including deferred taxes of $52,000               $   1,380,000
     State                                                            225,881
                                                                -------------
                                                                $   1,605,881
                                                                -------------
                                                                -------------

A reconciliation of the provision for income taxes to the statutory U.S. federal income tax rate of 34% is as follows:

     Income taxes at the statutory rate                         $   1,383,785
     State income taxes, net of federal benefit                       149,081
     Change in valuation allowance for
       deferred tax assets allocated to income
       tax expense                                                     64,200
     Other                                                              8,815
                                                                -------------
                                                                $   1,605,881
                                                                -------------
                                                                -------------

For federal income tax purposes, deferred income tax assets and liabilities have been assumed by the Company's parent. Deferred income tax assets, net of liabilities, for state income tax purposes are not material.

-------------------------------------------------------------------------------
                                    (Continued)
                                                                             10.

                         CARIBBEAN AIR SERVICES, INC.
          (A wholly-owned subsidiary of Amertranz Worldwide Holding Corp.)
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1997

-------------------------------------------------------------------------------

NOTE 8 - 401(k) PLAN

The Company has a 401(k) Employees Retirement Savings Plan which covers substantially all employees. Eligible employees may elect to have amounts withheld from their gross earnings and deposited into their 401(k) account. The Company may elect to make discretionary matching contributions up to 10% of the participant's compensation as defined by the plan. For the year ended December 31, 1997, the Company elected not to make any contributions.

NOTE 9 - CONTINGENCIES

The Company is liable for employees' health care losses on claims up to $50,000 per individual per policy year and up to $519,241 per year on the group as a whole. A liability has been recorded for the estimate of claims pending at the balance sheet date.

Additionally, the Company has guaranteed the payment of debt on behalf of two of its affiliates aggregating approximately $7,800,000 at December 31, 1997.

The Company is involved in several pending lawsuits and threatened claims, which it intends to defend vigorously. Management believes any potential liability resulting from such litigation will not have a material adverse effect on the financial position of the Company.

NOTE 10 - SUBSEQUENT EVENT

The Company, its parent, and a third party have entered into a letter of intent whereby the parties are in the process of negotiating a definitive agreement with respect to the sale of certain assets of the Company.

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                                    (Continued)
                                                                            11.